Exhibit 99.2

ITW Conference Call

Third Quarter

2004

ITW
Agenda

1.

Introduction……………………..John Brooklier

2.

Financial Overview……………...Jon Kinney

3.

Manufacturing Segments……… John Brooklier

4.

Forecast 2004………………….…Jon Kinney

5.

Q & A………………...…………Kinney/Brooklier

ITW
Forward - Looking Statements

This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions and base business and future tax rate expectations for full year 2004 and the
Company’s related earnings forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated, including, without limitation, the risks described herein.  Important factors that may influence future results include (1) a downturn in the construction, automotive, general industrial, food service and retail, or real estate markets, (2) deterioration in global and domestic business and economic conditions, particularly in North America, the European Community or
Australia, (3) the unfavorable impact of foreign currency fluctuations and prices of raw materials, (4) an interruption in, or reduction in, introducing new products into the Company’s product lines, and (5) an unfavorable environment for making acquisitions or dispositions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates, and (6) unfavorable tax law changes and tax authority rulings.

Conference Call Playback

Replay number: 203-369-0331

No pass code necessary

Telephone replay available through midnight of
November 2, 2004

Webcast / PowerPoint replay available at itw.com
website

ITW
Quarterly Highlights

2003

2004

Q3

Q3

Amount

%

Operating Revenues

2,531.9

2,967.2

435.3

17.2%

Operating Income

426.7

512.2

85.5

20.0%

% of Revenues

16.9%

17.3%

0.4%

Income From Continuing Operations

Income Amount

269.8

330.1

60.3

22.3%

Income Per Share-Diluted

0.87

1.09

0.22

25.3%

Average Invested Capital

6,823.1

7,533.8

(710.7)

-10.4%

Return on Average Invested Capital

16.3%

17.9%

1.6%

Free Operating Cash Flow

349.8

403.2

53.4

15.3%

F(U) Last Year

ITW
Leasing & Investments

2003

2004

Q3

Q3

Amount

%

Operating Revenues

28.4

23.6

(4.8)

-16.9%

Operating Income

24.7

20.2

(4.5)

-18.2%

Operating Margins

87.0%

85.6%

-1.4%

F(U) Last Year

ITW
Quarterly Operating Analysis

Revenue

Income

Margins

Base Manufacturing Business

Operating Leverage

9.3%

22.5%

2.0%

Nonvolume-related

-

-11.4%

-1.8%

Total

9.3%

11.1%

0.2%

Acquisitions / Divestitures

5.7%

2.5%

-0.5%

Translation

3.1%

3.2%

-

Impairment

-

-

-

Restructuring

-

4.2%

0.7%

Leasing & Investments

-0.2%

-1.0%

-0.1%

Other Revenue

-0.7%

-

0.1%

Total

17.2%

20.0%

0.4%

ITW
Non Operating & Taxes

2003

2004

Q3

Q3

Amount

%

Operating Income

426.7

512.2

85.5

20.0%

Interest Expense

(16.1)

(18.5)

(2.4)

Other Income

4.5

6.4

1.9

Income From Continuing Operations-P/T

415.1

500.1

85.0

20.5%

Income Taxes

145.3

170.0

(24.7)

% to Pre Tax Income

35.0%

34.0%

1.0%

Income From Continuing Operations-A/T

269.8

330.1

60.3

22.3%

F(U) Last Year

ITW
Invested Capital

9/30/03

6/30/04

9/30/04

Trade Receivables

1,701.9

1,979.8

1,983.6

Days Sales Outstanding

60.5

59.3

60.2

Inventories

980.0

1,098.2

1,142.5

Months on Hand

1.8

1.7

1.8

Other Current Assets

353.0

383.5

360.1

Accounts Payable & Accruals

(1,452.4)

(1,729.9)

(1,910.1)

Operating Working Capital

1,582.5

1,731.6

1,576.1

% to Revenue(Prior 4 Qtrs.)

16%

16%

14%

Net Plant & Equipment

1,670.2

1,791.3

1,807.9

Investments, net of  L&I Debt

584.2

749.5

820.9

Goodwill

2,519.4

2,718.2

2,686.8

Other, net

427.6

522.2

663.0

Invested Capital

6,783.9

7,512.8

7,554.7

ITW
Debt & Equity

9/30/03

6/30/04

9/30/04

Total Capital

Short Term Debt

70.2

60.0

97.1

Long Term Debt

926.2

923.5

924.0

Total Debt

996.4

983.5

1,021.1

Stockholders' Equity

7,399.7

8,210.2

7,543.3

Total Capital

8,396.1

9,193.7

8,564.4

Less:

Leasing & Investments Debt

(239.4)

(143.7)

(79.4)

Cash

(1,372.8)

(1,537.2)

(930.3)

Net Debt & Equity

6,783.9

7,512.8

7,554.7

Debt to Total Capital

12%

11%

12%

ITW
Cash Flow

2003

2004

Q3

Q3

Net Income

268.9

330.1

Adjust for Non-Cash Items

69.5

11.8

Changes in Operating Assets & Liabilities

56.6

110.2

Net Cash From Operating Activities

395.0

452.1

Additions to Plant & Equipment

(60.8)

(67.7)

Proceeds from investments

15.6

18.8

Free Operating Cash Flow

349.8

403.2

Stock Repurchase

-

(943.0)

Acquisitions

(73.8)

(62.1)

Investments

(67.0)

(7.0)

Dividends

(70.6)

(73.6)

Debt

(22.4)

38.4

Other

22.8

37.2

Net Cash Increase/(Decrease)

138.8

(606.9)

ITW
Return on Average Invested Capital

2003

2004

F(U)

Current Quarter

Q3

Q3

Prior Yr.

Operating Income after taxes

277.3

338.1

60.8

Operating Margins

11.0%

11.4%

0.4%

Average Invested Capital

6,823.1

7,533.8

710.7

Capital Turnover

1.48

1.58

0.10

Return on Average Invested Capital

16.3%

17.9%

1.6%

2003

2004

F(U)

Year to Date

Q3

Q3

Prior Yr.

Operating Income after taxes

781.1

1,004.1

223.0

Operating Margins

10.5%

11.6%

1.1%

Average Invested Capital

6,593.6

7,330.1

736.5

Capital Turnover

1.49

1.57

0.08

Return on Average Invested Capital

15.8%

18.3%

2.5%

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Annual Revenues Acquired

49

35

231

32

247

168

78

Purchase Price

Cash Paid

44

30

74

56

184

193

62

Stock Issued

-

-

-

-

2

-

-

Total

44

30

74

56

186

193

62

Number of Acquisitions

North America

Engineered Products

1

-

3

3

2

1

1

Specialty Systems

-

2

1

1

-

1

1

International

Engineered Products

-

1

2

1

5

2

-

Specialty Systems

7

3

3

-

3

4

1

Total

8

6

9

5

10

8

3

2003

2004

Key Economic Data

September ’04 ISM: 59% is same as August

US Industrial Production (ex. Tech.): +4.3% in
September ’04 compared to +5.5% in August ’04

Euro-Zone Industrial Production: +2.2% in August ’04

Euro-Zone Purchasing Managers’ Index: 53% in
September ’04 versus 53.9% in August ’04

ITW
Engineered Products - North America

2003

2004

Q3

Q3

Amount

%

Operating Revenues

774.9

853.7

78.8

10.2%

Operating Income

130.8

143.7

12.9

9.9%

Operating Margins

16.9%

16.8%

-0.1%

F(U) Last Year

Engineered Products - North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

7.7%

18.9%

1.8%

Nonvolume-related

-

-12.3%

-1.9%

Total

7.7%

6.6%

-0.1%

Acquisitions / Divestitures

2.4%

1.2%

-0.2%

Translation

0.1%

0.1%

-

Impairment

-

-

-

Restructuring

-

2.0%

0.2%

Total

10.2%

9.9%

-0.1%

% F(U) Prior Year

Engineered Products - North America
Key Points

Total construction: +7% for Q3 ’04

ITW construction (Paslode/Buildex/Ramset/ITW Brands)
base revenues: +14% for Q3; new housing and renovation
markets most active

Wilsonart base revenues: +1%; commercial sales better;
flooring flat

Total construction: new housing +10%; renovation/rehab
+10%; commercial +3%

Engineered Products - North America
Key Points

Auto base revenues: +1% for Q3 ’04

Big 3 build rates: -5% for Q3

GM: -5%

Ford: -8%

Chrysler: -3%

September Big 3 inventories: 69 days

GM: 61 days

Ford: 74 days

Chrysler: 82 days

ITW build estimates for 2004:

Q4: -5%

FY: -4%

Industrial: base revenues +14% for Q3

Industrial Plastics and Engineered Polymers grew 15% - 20%
in Q3

ITW
Engineered Products - International

2003

2004

Q3

Q3

Amount

%

Operating Revenues

461.3

618.1

156.8

34.0%

Operating Income

63.6

95.4

31.8

50.0%

Operating Margins

13.8%

15.4%

1.6%

F(U) Last Year

Engineered Products - International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

9.5%

27.6%

2.3%

Nonvolume-related

-

-9.4%

-1.2%

Total

9.5%

18.2%

1.1%

Acquisitions / Divestitures

16.2%

12.3%

-0.8%

Translation

8.3%

10.8%

0.2%

Impairment

-

-

-

Restructuring

-

8.7%

1.1%

Total

34.0%

50.0%

1.6%

% F(U) Prior Year

Engineered Products - International
Key Points

Construction base revenues: +8% in Q3 ’04

Europe: +11% growth (strength in France, UK, Belgium,
Italy, Denmark, Spain and Portugal)

Austral-Asia: +4% (Paslode in Australia)

Wilsonart Intl.: +11% (good activity in China and U.K.)

Automotive base revenues: +9% in Q3

Builds: +1% ytd

BMW: +15.1%; Ford: +12.5%; Renault: +2.3%;
Daimler/Chrysler 2%

ITW forecasting FY ’04 builds: +1% to +2%

Industrial base revenues: +11% in Q3

Industrial plastics, polymers and electronic component
packaging grew  5% - 15%

ITW
Specialty Systems - North America

2003

2004

Q3

Q3

Amount

%

Operating Revenues

857.9

985.7

127.8

14.9%

Operating Income

154.2

171.2

17.0

11.0%

Operating Margins

18.0%

17.4%

-0.6%

F(U) Last Year

Specialty Systems - North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

12.3%

29.1%

2.7%

Nonvolume-related

-

-18.1%

-2.9%

Total

12.3%

11.0%

-0.2%

Acquisitions / Divestitures

2.4%

-0.3%

-0.4%

Translation

0.2%

0.3%

-

Impairment

-

-

-

Restructuring

-

-

-

Total

14.9%

11.0%

-0.6%

% F(U) Prior Year

Specialty Systems - North America
Key Points

Welding base revenues: 25+% in Q3 ’04 due primarily
to stronger equipment sales to construction and other
end markets; consumables and components units also
grew sales

Industrial packaging: Signode base revenue grew
+14% in Q3; consumables / machinery both show
improvement

Food Equipment base revenues: +5% in Q3; growth
due to restaurant/institutional customers

ITW
Specialty Systems - International

2003

2004

Q3

Q3

Amount

%

Operating Revenues

502.1

597.6

95.5

19.0%

Operating Income

53.4

81.7

28.3

53.0%

Operating Margins

10.6%

13.7%

3.1%

F(U) Last Year

Specialty Systems - International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

5.1%

18.2%

1.3%

Nonvolume-related

-

0.7%

0.1%

Total

5.1%

18.9%

1.4%

Acquisitions / Divestitures

6.2%

2.9%

-0.5%

Translation

7.7%

11.7%

0.2%

Impairment

-

-

-

Restructuring

-

19.5%

2.0%

Total

19.0%

53.0%

3.1%

% F(U) Prior Year

Specialty Systems - International
Key Points

Signode base revenues strengthen in Q3 ’04:

      -Europe: +7%

      -Asia/Pacific: +31%

Food Equipment: base revenues +3% in Q3 thanks to
U.K. and China/Hong Kong

Finishing and welding: base revenues each grew 2%

ITW
2004 Forecast

Mid

Low

High

Point

4th Quarter

Base Revenues

6.7%

8.7%

7.7%

Income Per Share-Diluted

$1.16

$1.22

$1.19

%F(U) 2003

25%

31%

28%

Full Year

Base Revenues

7.7%

8.2%

8.0%

Income Per Share-Diluted

$4.34

$4.42

$4.38

%F(U) 2003

29%

31%

30%

ITW 2004 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $500 to $700 million range.

Restructuring cost of $15 to $25 million.

No further goodwill or intangible impairment cost.

Share repurchase will add approximately 7 to 8 cents per
share for the year.

Tax rate of 30% for the fourth quarter and an overall rate of
33% for the year.

ITW Conference Call

 Q & A

Third Quarter

2004